UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2020

ProAssurance Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-16533	63-1261433
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

100 Brookwood Place,	Birmingham,	AL	35209
(Address of Principal Executive Office )			(Zip code)

Registrant’s telephone number, including area code:	(205)	877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
As reported in Item 5.07 (below), and incorporated into this Item 5.02 by reference, our stockholders overwhelmingly re-elected Samuel A. Di Piazza, Jr., Robert E. Flowers, M.D., Edward L. Rand, Jr., and Katisha T. Vance, M.D., to our Board of Directors during the Annual Meeting of Stockholders on May 20, 2020.
ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
At the Annual Meeting of Shareholders of ProAssurance Corporation, held on May 20, 2020, our shareholders voted on three proposals with the following outcomes:
(a) Samuel A. Di Piazza, Jr., Edward L. Rand, Jr., and Katisha T. Vance, M.D., were re-elected to the Board and each will serve a three-year term ending at the Annual Meeting of Shareholders in 2023 and until their successors are elected and qualified. Robert E. Flowers, M.D was re-elected to the Board and will serve a one-year term ending at the Annual Meeting of Shareholders in 2021, at which time he will retire. Voting was as follows:

	FOR	WITHHELD
Samuel A. Di Piazza, Jr.	44,978,457	346,898
Robert. E. Flowers, M.D.	43,363,365	1,961,990
Edward L. Rand, Jr.	44,976,443	348,912
Katisha T. Vance, M.D.	44,712,903	612,452
(b) The selection of Ernst & Young, LLP as our independent auditing firm for the fiscal year-ending December 31, 2020 was ratified by the following vote:

FOR	AGAINST	ABSTAIN
48,451,674	1,109,539	7,801
(c) The 2019 compensation of our named executive officers was approved, on an advisory basis, by the following vote:

FOR	AGAINST	ABSTAIN
39,139,618	5,860,484	325,253
There were a total of 4,243,659 broker non-votes on matters (a) and (c).
ITEM 7.01 REGULATION FD DISCLOSURE
On May 20, 2020, we issued news releases reporting the result of our shareholder meeting as described in Items 5.02 and 5.07. We have included the release in this Current Report on Form 8-K as exhibit 99.1.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
99.1 News release issued on May 20, 2020 announcing the results of voting at the 2020 Annual Meeting of Shareholders.

The information we are furnishing under Items 7.01 and 9.01 of this Current Report on Form 8K, including Exhibit 99.1, are not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) as amended, or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.
SIGNATURE
Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 20, 2020

PROASSURANCE CORPORATION
by: /s/ Jeffrey P. Lisenby
-----------------------------------------------------
Jeffrey P. Lisenby General Counsel

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